FORM N-CEN

Item G.1.a.i.

MAINSTAY FUNDS TRUST

811-22321

For Period Ended 11/30/2018

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017. On October 9, 2018, the District Court granted New York Life Investments’ motion for summary judgment and dismissed the case with prejudice.